INDEPENDENCE ONE INTERNATIONAL EQUITY FUND
(A Portfolio of Independence One Mutual Funds)

Supplement to Prospectus dated June 16, 1998

Effective March 26, 1999, the Fund's sub-adviser, National Australia Asset Management Limited ("NAM") announced that Alistair Drummond has resigned as portfolio manager of the Fund.

Accordingly, please delete the second paragraph under the section entitled Sub-Adviser on page 14 of your prospectus and replace it in its entirety with the following:

     "Stephen Fallet, B.Ec., Grad Dip Ec. Australian National University. Manager, Global Strategy. Mr. Fallet has been working in the funds management industry for eight years. He joined NAM in September 1998 as investment strategist. Previously he was Head of Fixed Interest and Economics at Colonial Investment Management with direct portfolio responsibility for the management of $2.3 billion (Australian) in fixed interest, mortgage and money markets assets - a role he undertook in April 1996. His responsibilities also included management of Colonial Investment Management's international equity regional allocation. From 1992 to 1996, Mr. Fallet worked as Senior Economist and Senior Investment Strategist for Colonial Investment Management."

Please note that Sharon Dischinger of Michigan National Bank, the Fund's investment adviser, remains responsible for the supervision of the Sub-Adviser's management of the Fund's portfolio.




                                                     March 31, 1999




Federated Securities Corp., Distributor

CUSIP 453777849                                                  506695
G01184-20